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                                                                Exhibit 10.13

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


     THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment") dated as of March ___, 1998, is by and between Main Street Merchant Partners II, L.P., a Delaware limited partnership ("Investor"), and Boots & Coots International Well Control, Inc., a Delaware corporation (the "Company").

                                R E C I T A L S:

     WHEREAS, Investor purchased certain Notes of the Company in connection with the purchase by IWC Services, Inc. of the issued and outstanding stock of ITS Supply Corporation pursuant to that certain Note Purchase Agreement dated as of January 2, 1998 (the "Note Purchase Agreement"), by and between the Company, Investor and Geneva Associates, L.L.C.;

     WHEREAS, Investor is willing to invest certain additional funds in the Company pursuant to the terms and conditions of that certain First Amendment to Note Purchase Agreement dated as of March ___, 1998 (the "Note Purchase Agreement Amendment");

     WHEREAS, it is a material inducement and a precondition to the entering into of the Note Purchase Agreement Amendment that the Company enter into this amendment of that certain Registration Rights Agreement dated as of January 2, 1998, by and between Investor and the Company (the "Registration Rights Agreement") entered into in connection with the Note Purchase Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

     Section 1.1  Amendments to Registration Rights Agreement.

     (a) Section 1.4 of the Registration Rights Agreement (Registrable Securities) is hereby amended and restated in its entirety as follows:

          " For the purposes of this Section 1, the term "Registrable Securities" shall mean any shares of voting Common Stock issuable to a Holder upon exercise of any of its Warrants (issued pursuant to the terms of the Note Purchase Agreement as amended from time to time), any shares of Common Stock issued to a Holder as a dividend on any of its Warrant Shares (as defined in the Warrants), and any other shares of Common Stock distributable on, with respect to, or in substitution for such Registrable Securities, including those which have been transferred as permitted under this Agreement, except for those that have been sold or transferred pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act."
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     (b) Subsection 1.6(b) of the Registration Rights Agreement
(Indemnification) is hereby amended by adding the phrase ", severally and not jointly," after the word "Holder" in the first line thereof.

     (c) Article II of the Registration Rights Agreement is hereby amended by adding the following sentence at the end thereof: "This obligation of the Company shall survive any registration of the Registrable Securities pursuant to the terms hereof."

     Section 1.2 Parties. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the Company and Investor.

     Section 1.3 Entire Agreement; Conflict of Terms. The Agreement, as amended by this Amendment, constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or supplemented by any prior or contemporaneous oral understanding.

     Section 1.4 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial and Service of Process. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF TEXAS AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF TEXAS, APPLICABLE TO AGREEMENTS EXECUTED, DELIVERED AND PERFORMED WITHIN SUCH STATE, AND THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THE AGREEMENT. THE COMPANY WAIVES TRIAL BY JURY, ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF INVESTOR TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF INVESTOR TO BRING ANY ACTION OR PROCEEDING AGAINST COMPANY, ANY OF ITS SUBSIDIARIES AND/OR THEIR RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHERE SUCH PARTY MAINTAINS OFFICES OR HAS PROPERTY.

     Section 1.5 Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     Section 1.6 Counterparts. This Amendment may be executed in a number of identical counterparts, each of which, for all purposes, is to be deemed an original, and all of which collectively constitute one agreement, but in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. A facsimile or photocopy

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of an executed counterpart of this Amendment shall be sufficient to bind the party or parties whose signature(s) appear thereon.

     Section 1.74 Legal Compliance. The parties acknowledge that the Registration Rights Agreement, as amended by this Amendment, and the Warrants issued to Investor are being given as part of a "Qualified Commercial Loan" pursuant to Vernon's Texas Civil Statutes, Article 5069 - Chapter 1.H, and as such the Warrants and rights under the Registration Rights Agreement will not constitute "interest" for any purpose, including under the Note Purchase Agreement, as amended by the Note Purchase Agreement Amendment.

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     IN WITNESS WHEREOF, this First Amendment to Registration Rights Agreement has been duly executed and delivered as of the day and year specified at the beginning hereof.


                           MAIN STREET MERCHANT PARTNERS II, L.P.


                           By: ____________________________________
                           Name: Vince D. Foster
                           Title:    Managing Director


                           BOOTS & COOTS INTERNATIONAL WELL
                           CONTROL, INC.


                           By:____________________________________
                           Name: Larry H. Ramming
                           Title:   Chairman of the Board and Chief Executive
                                  Officer

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